Exhibit 99.2

FISCAL 2015 FOURTH QUARTER AND YEAR - END UPDATE November 24, 2015

Regarding Forward - Looking Statements 1 Certain statements contained in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward - looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants . Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward - looking information and such forward - looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR . There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management . Forward - looking information in this presentation includes, but is not limited to, certain statements regarding NJR's NFE guidance for fiscal 2015 and NFE growth beyond 2015 , forecasted contribution of business segments to fiscal 2015 NFE and to NFE beyond fiscal 2015 , forecasted dividend growth, future NJNG customer growth, future capital expenditures and infrastructure investments , NJNG’s base rate case, NJR’s cash flow and balance sheet forecast, the long - term outlook for NJRCEV, diversification of NJRCEV’s strategy, NJRCEV’s future solar and wind projects, and the PennEast Pipeline project . The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions ; changes in the rate of NJNG’s customer growth ; volatility of natural gas and other commodity prices ; changes in rating agency requirements and/or credit ratings ; the impact of volatility in the credit markets ; the ability to comply with debt covenants ; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post - employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act ; accounting effects and other risks associated with hedging activities and use of derivatives contracts ; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market ; the ability to obtain governmental and regulatory approvals, land - use rights, electrical grid connection and/or financing for the construction, development and operation of NJR’s non - regulated energy investments and NJNG’s planned infrastructure projects in a timely manner ; risks associated with the management of the company's joint ventures, partnerships and investment in a master limited partnership ; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for SRECs and operational risks related to projects in service ; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects ; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing ; access to adequate supplies of natural gas and dependence on third - party storage and transportation facilities for natural gas supply ; operating risks incidental to handling, storing, transporting and providing customers with natural gas ; risks related to our employee workforce, ; the regulatory and pricing policies of federal and state regulatory agencies ; the costs of compliance with present and future environmental laws, including potential climate change - related legislation ; risks related to changes in accounting standards ; the disallowance of recovery of environmental - related expenditures and other regulatory changes ; environmental - related and other litigation and other uncertainties ; risks related to cyber - attack or failure of information technology systems ; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers . The aforementioned factors are detailed in the “Risk Factors” sections of our most recent Annual Report on Form 10 - K filed with the Securities and Exchange Commission (SEC), which is available on the SEC’s website at sec . gov . Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward - looking statement referenced herein in light of future events .

Disclaimer Regarding Non - GAAP Financial Measures 2 This presentation includes the non - GAAP measures net financial earnings (NFE), utility gross margin and financial margin . As indicators of the Company’s operating performance, these measures should not be considered alternatives to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share . NFE (loss) and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES . Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period . In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled . An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV . NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company’s operations that move in relation to each other . Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on gross margin . Management uses NFE, utility gross margin and financial margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance . Management believes these non - GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period - to - period comparability of financial performance . For a full discussion of our non - GAAP financial measures, please see NJR’s most recent Form 10 - K, Item 7 . This information has been provided pursuant to the requirements of SEC Regulation G .

Fiscal 2015: Highlights of Another Solid Year » Net Financial Earnings ( NFE ) of $1.78 per share which exceeded our expectations » Total shareowner return of 22.8 percent* exceeded peer group** average of 21.2 percent* » 6.7 percent dividend increase, our 22 nd increase the last 20 years » $179.2 million of infrastructure investments driven by customer growth and system reliability » NJR Energy Services ( NJRES ) has provided enhanced NFE retention of $ 94 million since 2014, which reduced the need for new equity issuances 3 *Assumes Dividends Reinvested ** Peer group includes ATO , GAS, LG, NWN , OGS , PNY , STR , SJI , SWX , UIL , VVC and WGL

Fiscal 2015: Highlights of Another Solid Year » New customer additions were 3.4 percent higher than last year » Constructive regulatory relationships yielded The SAVEGREEN Project® (SAVEGREEN) and Basic Gas Supply Service (BGSS) incentive program extensions » Completed exchange of Iroquois ownership for units of Dominion Midstream Partners, LP » Progress continued on our Investment Tax Credit (ITC) transition – serving close to 4,000 Sunlight Advantage® customers and completed our second onshore wind project » NJRES benefited from short - term volatility; producer services provided stable revenue stream 4

Base Rate Case Filed November 13, 2015 5 » Timing of filing was established with the approval of SAFE in 2012 » Requested an increase of $ 147.6 million » Includes equity capital of approximately $860 million » Proposed rate base of nearly $1.6 billion » Overall Cost of Capital and Weighted Return: ($ Millions) Amount Percent Embedded Cost Weighted Cost Long - term Debt $ 743.2 46.35% 3.97% 1.84% Common Equity 860.4 53.65% 11.00% 5.90% Total $1,603.6 100.00% 7.74% Calculating Rate Base Calculating Revenue Requirement ($Millions) Rate Base $1,579.8 Rate of Return 7.74% Operating Income Requirement 122.3 Pro-Forma Operating Income 35.4 Operating Income Deficiency $ 86.9 Revenue Factor 1.6981 Revenue Requirements $ 147.6 ($Millions) Plant in Service $2,055.6 Accumulated Depreciation Reserve (523.5) Customer Advances (1.70) Net Plant in Service $1,530.4 Gas Supply & LNG Inventory 57.3 Working Capital 168.2 Deferred Taxes (176.0) Total Rate Base $1,579.8

Net Financial Earnings 6 ($MM) Company 2015 2014 New Jersey Natural Gas $76.3 $74.2 NJR Energy Services 42.1 79.7 NJR Clean Energy Ventures 20.1 12.7 NJR Midstream 9.8 7.5 NJR Home Services/Other 3.2 2.8 Total $151.5 $176.9 Per basic share $1.78 $2.10 12 Months Ended September 30,

Fiscal 2016 NFE Guidance: $1.55 to $1.65 Per Share 7 Fiscal 2016 60 - 70% 10 - 20% 5 - 15% 5 - 10% 1 - 3% NJR expects regulated businesses to contribute 65 to 80 percent of fiscal 2016 NFE New Jersey Natural Gas NJR Clean Energy Ventures NJR Energy Services NJR Midstream NJR Home Services

Delivering Average Annual NFE Growth of 5 to 9 Percent with Reduced ITC* 8 $1.36 $2.10 $1.78 $1.55 - $1.65 $1.70 - $1.97 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 FY13A FY14A FY15A FY16E FY17E FY18E NFE ITC Total NFE Per Share * Base year is fiscal 2013

Dividend Growth and Payout Ratio 9 $.72 $.77 $.81 $.86 $.92 [VALUE] * 0% 10% 20% 30% 40% 50% 60% 70% $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2011 2012 2013 2014 2015 2016E Payout Ratio Dividends Dividends and Payout Ind. Div Rate Payout ▪ Dividend growth goal of 6 to 8 percent annually ▪ 22 dividend increases in 20 years ▪ Dividend payout ratio goal of 60 to 65 percent ▪ 6.7 percent increase to current $.96 annual rate * Current annual rate, dividend payout based on midpoint of NFE guidance

We Expect 60 - 70 Percent of Estimated Capital Expenditures to be at Regulated Business Segments 10 $336 $550 $540 $338 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 FY15A FY16E FY17E FY18E Millions NJNG PennEast Solar Wind

New Jersey Natural Gas Results 11 ($MM) 2015 2014 2015 2014 Utility Gross Margin $42.9 $42.6 $307.5 $297.3 Operating Income ($6.0) ($5.0) $130.0 $127.4 Net Financial Earnings ($7.7) ($5.4) $76.3 $74.2 Total Customers 512,252 504,274 512,252 504,274 12 Months EndedThree Months Ended September 30, September 30, » Added 7,858 new customers in fiscal 2015 x 50/50 percent mix of new construction and conversions x New customers expected to add ~$4.5 million annually to gross margin » BGSS incentive programs added $.12 of NFE per share x Since inception, these programs have added an average of $.05 per share annually

Customer Growth Continues to Rise 12 » 7,858 new customers added in fiscal 2015 compared with 7,599 in fiscal 2014 – a 3.4 percent increase x 3,966 new construction customers x 3,892 conversions from other fuels » 636 existing customer heat conversions 7,599 7,858 8,150 8,550 8,750 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 FY14A FY15A FY16E FY17E FY18E New Construction Conversions

Collaborative Regulatory Relationships 13 Regulatory and Incentive Programs » Basic Gas Supply Service Incentives (BGSS) - 1992 » Conservation Incentive Program (CIP) - 2006 » Accelerated Infrastructure Program (AIP) - 2008 » SAVEGREEN - 2009 » The NGV Advantage - 2012 » SAFE - 2012 » New Jersey Reinvestment in System Enhancement (NJ RISE) - 2014

Diverse Sources of Utility Gross Margin 14 $24.7 $33.6 $33.2 $34.0 $37.5 $0 $5 $10 $15 $20 $25 $30 $35 $40 FY14A FY15A FY16E FY17E FY18E Customer Growth SAVEGREEN BGSS Incentives

Midstream Results 15 » Higher revenue associated with firm services at Steckman Ridge and Iroquois Pipeline » Dominion Midstream Partners, LP (DM) Transaction x Exchanged 5.53 percent interest in Iroquois for 1.8 million common units of DM • Value $48.3 million (as of September 30, 2015) • Current annual distribution rate of $. 75 per unit » PennEast Pipeline x Filed full 7 (C) application with FERC in September 2015 ($MM) 2015 2014 2015 2014 Net Financial Earnings $2.6 $1.9 $9.8 $7.5 12 Months EndedThree Months Ended September 30, September 30,

NJRES Results 16 ($MM) 2015 2014 2015 2014 Financial Margin $1.4 $1.3 $91.0 $172.4 Net Financial Earnings ($5.4) ($10.4) $42.1 $79.7 Gas Sold and Managed (Bcf) 135.4 140.2 626.9 609.3 Average Firm Transportation (Bcf/d) 1.6 1.5 1.5 1.7 Average Firm Storage (Bcf) 38.1 44.6 40.3 42.2 12 Months EndedThree Months Ended September 30, September 30, » Market volatility better - than - expected, but not as great as fiscal 2014 » Validated long - option strategy » Realistic NJRES earnings forecast for fiscal 2016 and beyond » Expected fiscal 2016 through 2018 performance to mirror fiscal 2011 through 2013 » NJRES expects to contribute 5 to 15 percent to fiscal 2016 NFE

NJRCEV Results 17 (Millions, except SREC and Megawatt data) 2015 2014 2015 2014 Operating Revenues $14.3 $6.6 $32.5 $14.6 ITC Impact $6.2 $6.0 $22.2 $18.0 Net Financial Earnings $1.9 ($7.6) $20.1 $12.7 SRECs Generated 46,223 31,668 126,133 81,668 SRECs Sold 57,317 29,007 122,900 63,049 SREC Inventory 33,203 29,970 33,203 29,970 Solar Megawatts Installed 9.0 9.3 34.3 27.4 Solar Megawatts Under Construction 0.04 17.3 0.04 17.3 Wind Megawatts Installed 0.0 0.0 20.0 9.7 12 Months EndedThree Months Ended September 30 September 30 » Placed $93.8 million of solar - related capital into service in fiscal 2015 x 26.5 MW of ground - mounted, grid - connected commercial solar projects placed into service x 7.8 MW of residential solar projects placed into service

NJRCEV: Continued Portfolio Diversification Commercial Solar » Projects include roof - and ground - mounted installations, both grid - connected and net - metered » 22 projects in service » 82.4 MW Residential Solar - The Sunlight Advantage » 4,000 th customer added October 2015 » 35.3 MW Onshore Wind » Two Dot - 9.7 MW, Montana – In service » Carroll Area - 20 MW, Iowa – In service » Alexander Wind Farm - 48 MW, Kansas – Commercial operation expected December 2015 18 Total of 147.4 MW installed; 20 percent of portfolio now wind assets

Improved SREC Fundamentals 19 Source: of Monthly Capacity Additions: NJ Clean Energy Program Source of SREC Prices: Karbone NJRCEV forecasts SREC production to grow to 216,000 by fiscal 2018 Installs (MW) SREC Prices $70 $50 $100 $150 $200 $250 $300 $275 10.4 - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 85.0

SRECs Generated and Hedged 153 103 79 172 195 216 0 50 100 150 200 250 FY16 FY17E FY18E Thousands of SRECs Hedged Expected Generated Current Generation 20 NJRCEV is actively hedging SRECs to reduce future price uncertainty Pct. Hedged: 89% 53% 37% Average Price: $208 $218 $229 As of November 12, 2015

NJRHS Results 21 ($MM) 2015 2014 2015 2014 Operating Revenue $15.8 $14.1 $46.0 $44.1 Net Financial Earnings $2.7 $2.3 $2.4 $2.5 Service Contract Customers 116,552 118,306 116,552 118,306 12 Months EndedThree Months Ended September 30 September 30 » Majority of earnings derived from service contracts » Contract revenue growing due to Heating and Cooling Service Plans » Expanded array of services now offered x Selling service contracts x Whole - house electric and contracts x Standby generator contracts x Air conditioning x Generators

Strong Internal Cash Generation To Support Capital Programs 22 $MM FY15A FY16E FY17E FY18E Cash Flow from Operations $386.8 $127.9 $319.9 $340.2 Uses of Funds Capital expenditures - NJNG ($167.8) ($291.1) ($230.5) ($184.0) Capital expenditures - Penn East (5.8) (41.7) (160.2) (32.4) Capital expenditures - CEV (151.0) (217.1) (149.0) (121.8) Dividends (76.5) (80.7) (87.9) (95.7) Total Uses of Funds ($401.1) ($630.6) ($627.6) ($433.9) Financing Activities Common stock proceeds, net $27.6 $0.0 $50.0 $38.0 Debt proceeds, net (11.5) 462.2 259.5 53.2 Total Financing Activities $16.1 $462.2 $309.5 $91.2

# Our Path to Continued Growth

23

## Fiscal 2015

**NJNG**
- ✓ Customer growth
- ✓ CIP
- ✓ BGSS incentives
- ✓ SAVEGREEN
- ✓ SAFE
- ✓ NJ RISE
- ✓ SRL

**Midstream**
- ✓ PennEast FERC filing

**Energy Services**
- ✓ Physical natural gas services
- ✓ Producer services

**Clean Energy**
- ✓ Portfolio diversification
- ✓ More SRECs; improved prices
- ✓ Expanded wind investments

## Fiscal 2016

**NJNG**
- ✓ Base Rate Case
- ✓ Liquefaction plant in service

**Midstream**
- ✓ PennEast continued progress

**Clean Energy**
- ✓ Decreasing solar investment
- ✓ More SRECs; stable prices
- ✓ Expanded wind investments

## Fiscal 2017

**NJNG**
- ✓ New base rates
- ✓ SRL in service

**Midstream**
- ✓ PennEast continued progress

**Clean Energy**
- ✓ More SRECs, stable prices
- ✓ Increased earnings from wind and SREC sales
- ✓ ITC declines to 10 percent
- ✓ Lower solar investment

## Fiscal 2018

**NJNG**
- ✓ NJ RISE (post rate case)
- ✓ SAFE (post rate case)

**Midstream**
- ✓ PennEast continued progress

**Clean Energy**
- ✓ Residential solar continues

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful

24 Appendix

Capital Expenditures 25 ($MM) 2015A 2016P 2017P 2018P Total NJNG New Customer $33.1 $35.2 $32.6 $31.5 $132.4 Maintenance/other 79.0 81.1 81.8 87.7 329.6 SAFE/SAFE Extension 32.8 31.7 33.3 31.3 129.1 Sandy 2.4 - - - 2.4 NJ RISE 7.4 17.9 27.5 33.5 86.3 NGV Stations 4.9 - - - 4.9 Liquefaction 16.7 5.8 - - 22.5 Southern Reliability Link 2.9 119.4 55.3 - 177.6 Total NJNG $179.2 $291.1 $230.5 $184.0 $884.8 Midstream (PennEast) $5.8 $41.7 $160.2 $32.4 $240.1 Total Regulated $185.0 $332.8 $390.7 $216.4 $1,124.9 NJRCEV Residential Solar $24.9 $39.6 $39.4 $40.6 $144.5 Commercial Solar 38.3 75.7 16.8 - 130.8 Subtotal $63.2 $115.3 $56.2 $40.6 $275.3 Wind 87.8 101.8 92.8 81.2 363.6 Total NJRCEV $151.0 $217.1 $149.0 $121.8 $638.9 Total $336.0 $549.9 $539.7 $338.2 $1,763.8